          SECOND AMENDMENT AND WAIVER, dated as of February 1, 2001 (this “Amendment”), to the Credit Agreement, dated as of November 23, 1999 (as heretofore amended, the “Credit Agreement”), among MERRILL CORPORATION, a Minnesota corporation, as a guarantor (“Holdco”), MERRILL COMMUNICATIONS LLC, a Delaware limited liability company, as the borrower (the “Company”), the various financial institutions from time to time parties to the Credit Agreement (collectively, the “Lenders”), WELLS FARGO BANK, N.A., as documentation agent for the Lenders (the “Documentation Agent”), and U.S. BANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company and its Subsidiaries;

          WHEREAS, the Company is not in compliance with the covenants contained in Sections 7.2.4 (a), (b), (c), (d) and (f) of the Credit Agreement as of January 31, 2001 and a Default has resulted from such non-compliance (collectively, the “January 31, 2001 Non-Compliance and Defaults”).

          WHEREAS, the Company has requested, and the Required Lenders have agreed, to amend certain provisions of the Credit Agreement and to forbear from the exercise of certain rights and remedies under the Credit Agreement in the manner provided for in this Amendment.

          NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto hereby agree as follows:

          1.       Defined Terms.  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          2.       Limited Waiver of Clauses (a), (b), (c), (d) and (f) of Section 7.2.4 of the Credit Agreement.  For the period from January 31, 2001 up to and including April 15, 2001 (the "Waiver Period"), the Administrative Agent and the Lenders hereby agree to waive the January 31, 2001 Non-Compliance and Defaults; provided, however, that notwithstanding the foregoing, in the event of any Default, other than the January 31, 2001 Non-Compliance and Defaults, during the Waiver Period, the Administrative Agent and the Lenders reserve the right to exercise any of their rights and remedies under the Credit Agreement or this Amendment and, in such event, Section 2 of this Amendment shall be deemed null and void.

          3.       Waiver of Section 7.1.13(b) of the Credit Agreement.  The Lenders hereby waive the provisions of Section 7.1.13(b) of the Credit Agreement through February 23, 2001.

          4.       Amendment to Section 7.2.7 of the Credit Agreement.  Section 7.2.7 of the Credit Agreement is hereby amended by adding, at the end thereof, a new subsection (c) to read, in its entirety, as follows:

(c)  Notwithstanding anything contained in this Section 7.2.7 to the contrary, during the Waiver Period, Holdco and the Company will not, and will not permit any other Restricted Subsidiaries to, make or commit to make Capital Expenditures that exceed, on a cumulative basis at any time, the cumulative amount at such time set forth in the Weekly Cashflow Analysis delivered to the Administrative Agent and the Lenders on February 27, 2001.

          5.       Amendment to Section 7.2.16 of the Credit Agreement.  Section 7.2.16 of the Credit Agreement is hereby amended by deleting such Section in its entirety and restated as follows:

SECTION 7.2.16. Limitations on Cash Balances.  From and after March 1, 2001, each of Holdco and the Company will not, and will not permit any other Restricted Subsidiary to:

(i)       at any time at which any Revolving Loans are outstanding, maintain cash balances, bank deposits and Cash Equivalent Investments (other than cash balances, bank deposits and Cash Equivalent Investments in an aggregate amount not exceeding $5,700,000 held by Merrill Corporation, Canada and 793473 Ontario Ltd.) in an aggregate amount greater than $12,000,000 for three (3) consecutive days; and

(ii)      at any time, except with respect to cash balances, bank deposits and Cash Equivalent Investments in (a) an aggregate amount not exceeding $5,700,000 and held by Merrill Corporation, Canada and 793473 Ontario Ltd. and (b) an aggregate amount not exceeding $1,200,000 and held by non-Canadian Non-U.S. Subsidiaries, maintain cash balances, Cash Equivalent Investments or bank deposits other than with a Lender.

          6.       Limitation on Investments.  During the Waiver Period, unless otherwise agreed to in writing by the Required Lenders, Holdco will not, nor permit any of its Restricted Subsidiaries to, make any Investments otherwise permitted under clause (m) of Section 7.2.5 of the Credit Agreement.

          7.       Conditions to Effectiveness.

                    (a)      This Amendment shall become effective on the date first written above upon the Administrative Agent having received:

(i)       counterparts of this Amendment duly executed and delivered by Holdco, the Company and the Required Lenders, together with a consent to this Amendment, duly executed and delivered by the Subsidiary Guarantors; and

(ii)      an amendment fee for the account of each Lender in the amount equal to 0.125% of the sum of such Lender’s aggregate outstanding extensions of credit and its unutilized Commitments as of such date.

                    (b)      The provisions of Section 2 hereof shall terminate if, no later than ten (10) days after a request by the Administrative Agent, the Company has not delivered to the Administrative Agent, in form and substance satisfactory to the Administrative Agent:

(i)       such duly executed additional collateral agreements as the Administrative Agent or any Lender may require from the Company and its Restricted Subsidiaries, including, without limitation, (x) certain irrevocable letters of direction to depository institutions with which the Company or any Restricted Subsidiary maintains accounts providing for remittance of funds to the Administrative Agent and (y) collateral agreements with respect to assets of the Company or any of its Restricted Subsidiaries located in jurisdictions other than the United States; and

(ii)      duly executed control agreements and amendments to the Security Agreement and the related financing statements, to include expressly as Collateral investment property and securities accounts of the Company, Holdco and any of the Restricted Subsidiaries.

                    8.       Continuing Effect.  Except as expressly amended and modified hereby, the Credit Agreement, including, without limitation, Articles VII and VIII thereof, shall continue to be and shall remain in full force and effect in accordance with its terms.

                    9.       Interest Rate.  Notwithstanding any provisions contained in the Credit Agreement to the contrary, the parties hereto hereby agree that, commencing on February 1, 2001, the applicable interest rate for each Loan shall be the rate that would otherwise be applicable to such Loan (without regard to Section 3.2.2 of the Credit Agreement) plus 2%.

                    10.     Revolving Loan Availability.  Notwithstanding any provisions contained in the Credit Agreement or in this Amendment to the contrary, the parties hereto hereby agree that, during the Waiver Period, unless the requisite amount of Lenders otherwise agree, the Company may not borrow under the Revolving Loans.

                    11.     Representation and Warranties.  On and as of the date hereof, after giving effect to this Amendment, each of Holdco and the Company hereby represents and warrants to the Lenders that (i) each of its representations and warranties contained in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent that (A) such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date or (B) such representations and warranties are untrue or incorrect solely by virtue of the existence of the January 31, 2001 Non-Compliance and Defaults and (ii) no Default, other than the January 31, 2001 Non-Compliance and Defaults, has occurred and is continuing.

                    12.     General.  (a)  Payment of Expenses .  The Company agrees to pay or reimburse the Administrative Agent and the Lenders for all of its respective out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of (x) counsel to the Administrative Agent and (y) counsel to the Lenders.

                    (b)      No Other Amendments; Confirmation.  Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                    (c)      GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                    (d)      Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent.

                    (e)      Successors.  The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitment and Loans.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

MERRILL CORPORATION

By: /s/ Steven J. Machov
Name: Steven J. Machov
Title: Vice President, General Counsel & Secretary

MERRILL COMMUNICATIONS LLC

By: /s/ Steven J. Machov
Name: Steven J. Machov
Title: Vice President, General Counsel & Secretary

DLJ CAPITAL FUNDING, INC.,
as the Syndication Agent and as a Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as the Administrative Agent and as a Lender

By: /s/ Joshua R. Pirozzolo
Name: Joshua R. Pirozzolo
Title: Assistant Vice President

WELLS FARGO BANK, N.A.,
as the Documentation Agent and as a Lender

By: /s/ Calvin R. Emerson
Name: Calvin R. Emerson
Title: Vice President

LENDERS

CREDIT LYONNAIS NEW YORK BRANCH, as a Lender

By:
Name:
Title:

HARRIS TRUST & SAVINGS BANK,
as a Lender

By: /s/ Andrew T. Claar
Name: Andrew T. Claar
Title: Vice President

TRANSAMERICA BUSINESS CREDIT CORP., as a Lender

By:
Name:
Title:

BANK ONE, N.A., as a Lender

By: /s/ Kevin Christensen
Name: Kevin Christensen
Title: First Vice President

COMERICA BANK, as a Lender

By:
Name:
Title:

THE FUJI BANK, LIMITED, as a Lender

By: /s/ Peter L. Chinnici
Name: Peter L. Chinnici
Title: Senior Vice President & Group Head

GE CAPITAL CORPORATION-SFG, as a Lender

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By: /s/ Robert M. Kadlick
Name: Robert M. Kadlick
Title: Duly Authorized Signatory

FIRST UNION NATIONAL BANK, as a Lender

By:
Name:
Title:

APEX (IDM) CDO I, LTD., as a Lender

By: /s/ John Stelwagon
Name: John Stelwagon
Title: Director

ELC (CAYMAN) LTD. 1999-II, as a Lender

By: /s/ John Stelwagon
Name: John Stelwagon
Title: Director

ELC (CAYMAN) LTD. 1999-III, as a Lender

By: /s/ John Stelwagon
Name: John Stelwagon
Title: Director

ELC (CAYMAN) LTD. 2000-I

By: /s/ John Stelwagon
Name: John Stelwagon
Title: Director

THE DAI-ICHI KANGYO BANK, LTD.,
as a Lender

By: /s/ Takayuki Kumagai
Name: Takayuki Kumagai
Title: Vice President

BALANCED HIGH-YIELD FUND I LTD., as a Lender
By: BHF (USA) Capital Corporation Acting As Attorney-In-Fact

By: /s/ Dave Scheiber
Name: Dave Scheiber
Title: Vice President

BALANCED HIGH-YIELD FUND II LTD., as a Lender
By: BHF (USA) Capital Corporation Acting As Attorney-In-Fact

By: /s/ Dave Scheiber
Name: Dave Scheiber
Title: Vice President

ARCHIMEDES FUNDING, LLC, as a Lender
By: ING Capital Advisors LLC, as Collateral Manager

By: /s/ Dave Scheiber
Name: Dave Scheiber
Title: Vice President

ARCHIMEDES FUNDING III, LTD.,
as a Lender
By ING Capital Advisors LLC, as Collateral Manager

By: /s/ Dave Scheiber
Name: Dave Scheiber
Title: Vice President

KZH ING-2 LLC, as a Lender
By: /s/ Kimberly Rowe
Name: Kimberly Rowe
Title: Authorized Agent

SEQUILS-ING I (HBDGM), LTD., as a Lender
By ING Capital Advisors LLC, as Collateral Manager

By: /s/ Dave Scheiber
Name: Dave Scheiber
Title: Vice President

SWISS LIFE US RAINBOW LIMITED, as a Lender
By: ING Capital Advisors LLC, as Investment Manage	r

By: /s/ Dave Scheiber
Name: Dave Scheiber
Title: Vice President

CYPRESSTREE INVESTMENT FUND, LLC, as a Lender
By CypressTree Investment Management Company, Inc. its Managing Member

By: /s/ Jeffrey W. Heuer
Name: Jeffrey W. Heuer
Title: Principal

CYPRESSTREE SENIOR FLOATING RATE FUND, as a Lender
By: CypressTree Investment Management Company, Inc. as Portfolio Manager
By: /s/ Jeffrey W. Heuer
Name: Jeffrey W. Heuer
Title: Principal

CYPRESSTREE INVESTMENT PARTNERS I, LTD., as a Lender
By: CypressTree Investment Management Company, Inc. as Portfolio Manager
By: /s/ Jeffrey W. Heuer
Name:Jeffrey W. Heuer
Title: Principal

CYPRESSTREE INVESTMENT PARTNERS II, LTD., as a Lender
By: CypressTree Investment Management Company, Inc. as Portfolio Manager
By: /s/ Jeffrey W. Heuer
Name:Jeffrey W. Heuer
Title: Principal

KZH CYPRESSTREE –1 LLC, as a Lender

By: /s/ Kimberly Rowe
Name: Kimberly Rowe
Title: Authorized Agent

CYPRESSTREE INVESTMENT MANAGEMENT COMPANY INC.
As: Attorney-in-Fact and on behalf of First Allmerica Financial Life Insurance Company as Portfolio Manager

By: /s/ Jeffrey W. Heuer
Name: Jeffrey W. Heuer
Title Principal

CYPRESSTREE SENIOR. FLOATING RATE FUND, as a Lender
By: CypressTree Investment Management Company, Inc. as Portfolio Manager
By: /s/ Jeffrey W. Heuer
Name: Jeffrey W. Heuer
Title: Principal

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST, as a Lender
By:
Name:
Title:

PPM SPYGLASS FUNDING TRUST, as a Lender
By:
Name:
Title:

HELLER FINANCIAL, INC., as a Lender
By: /s/ Robert M Reag
Name: Robert M Reag
Title: Assistant Vice President

SENIOR DEBT PORTFOLIO, as a Lender
By:
Name:
Title:

EATON VANCE SENIOR INCOME TRUST, as a Lender

By:
Name:
Title:

OXFORD STRATEGIC INCOME FUND,
as a Lender

By:
Name:
Title:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender

By:
Name:
Title:

AVALON CAPITAL LTD., as a Lender
By: INVESCO Senior Secured Management Ins. as Portfolio Manager
By:
Name:
Title:

AMARA-1 FINANCE, LTD., as a Lender
By: INVESCO Senior Secured Management, Inc. as Subadviser
By:
Name:
Title:

CARLYLE HIGH YIELD PARTNER II, LTD., as a Lender
By:
Name:
Title:

STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY, as a Lender

By: /s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President Stein Rowe & Farnham Incorporated, as Advisor to the Stein Rowe Floating Rate Limited Liability Company

LIBERTY-STEIN ROE ADVISOR FLOATING RATE ADVANTAGE FUND, as a Lender, by Stein Roe & Farnham Incorporated As Advisor

By: /s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

MAGNETITE ASSET INVESTORS, LLC, as a Lender

By:
Name:
Title:

STANFIELD CLO, LTD., as a Lender,
By: Stanfield Capital Partners LLC as its Collateral Manager

By: /s/ Christopher E. Jansen
Name: Christopher E. Jansen
Title: Managing Partner